UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K/A
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2010

KACHING KACHING, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132107	58-2667713
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Coronado Center Dr.
 Suite 120,
Henderson, Nevada 89052
(Address of principal executive offices) (Zip Code)

(702) 589-7555
Registrant’s telephone number, including area code

9029 South Pecos
 Suite 2800
Henderson, NV 89074
 (Former name or former address, if changed since last report)
_____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K/A and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the Registrant’s pro forma financial statements and the related notes filed with this Form 8-K/A.  In this Form 8-K/A, references to “we,” “our,” “us,” “KaChing,” the “Company” or the “Registrant” refer to Kaching Kaching, Inc., a Delaware corporation.

Explanatory Note

As reported in our April 27, 2010 Form 8-K - Duke Mining, Inc. entered into a reverse merger with KaChing KaChing, Inc.  Financial statements for KaChing KaChing, Inc. for the period from inception (September 2009) through December 31, 2009 were included in that Form 8-K.

Since the Form 8-K was filed shortly after the March 31, 2010 quarter end, the Company was unable to include quarter end financial statements for KaChing KaChing in that filing.  Under Exchange Act Rules 13a-1 and 13a-13 we filed the unaudited financial information for KaChing KaChing for the period ended March 31, 2010 in an amended Form 8K/A filed with the Securities and Exchange Commission on May 13, 2010.

On August 12, 2010, while preparing our second quarter financial statements we determined that there was an error in the fair value calculation associated with certain warrants issued in the first quarter of 2010.

We are filing this Form 8K/A to notify you to no longer rely on the unaudited financial information for the period ended March 31, 2010 included in our May 13, 2010 Form 8K/A.

We are also filing this Form 8K/A to provide corrected unaudited financial information for the period ended March 31, 2010.

These financial statements for the period ended March 31, 2010 continue to speak as of May 13, 2010, the date of they were filed in Form 8K/A, and we have not updated the disclosures contained in this financial statements to reflect any events that occurred at a date subsequent to May 13, 2010.

Item 4.02 (a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As reported in our April 27, 2010 Form 8-K - Duke Mining, Inc. entered into a reverse merger with KaChing KaChing, Inc. (“KaChing Nevada”) Financial statements for KaChing KaChing, Inc. for the period from inception (September 2009) through December 31, 2009 were included in that Form 8-K.
Since the Form 8-K was filed shortly after the March 31, 2010 quarter end, the Company was unable to include quarter end financial statements for KaChing KaChing in that filing.  Under Exchange Act Rules 13a-1 and 13a-13 we filed the unaudited financial information for KaChing KaChing Inc. for the period ended March 31, 2010 in an amended Form 8K/A filed with the Securities and Exchange Commission on May 13, 2010.
The interim financial information for the period ended March 31, 2010 did not need to be reviewed or audited, nor was it, by our independent registered auditors because it was being provided in a Form 8-K, not a 10-Q.  The filing was to provide the most recent quarterly financial statements of the KaChing Nevada as of March 31, 2010, (when it was a non-issuer – prior to it becoming a public company) to avoid a lapse in reporting.
While preparing our second quarter financial statements we determined that there was an error in the fair value calculation associated with certain warrants issued in the first quarter of 2010 as explained below.
Upon incorporation of the KaChing Nevada, it was the intent of the Company to issue warrants to certain employees and consultants of the Company for their assistance with starting up and working with the new company.  At the Company’s first board of directors meeting in February 2010 we authorized for issuance warrants to acquire 21,443,019 shares of our common stock with an exercise price of $0.001 per share and a term of 5 years.  All of the warrants vested immediately.
At the time of issuance of the warrants, KaChing Nevada was a wholly owned subsidiary of Beyond Commerce, Inc. and had no publicly traded stock of its own in which to readily determine the stocks fair value.  We had originally used par value to determine the value of the warrants issued.
We have subsequently determined that we should have used fair value to determine the value of the warrants issued.  In accordance with guidance derived from the AICPA Audit and Accounting Practice Series “Valuation of Privately-Held-Company Equity Securities Issued As Compensation” we decided to use the enterprise value market approach.  Because we set the exercise price of the warrants at our common stock’s par value, we valued those warrants as if we had issued common stock.  We calculated the fair value of our common stock at $0.0259 per share as of the February 2010 issuance date by deriving it from enterprise value of our then parent company – Beyond Commerce, Inc.. whose common stock was then publicly traded.
Consequently, we should have recorded an additional $252,084 of compensation expense in the quarter ended March 31, 2010.
The Company has concluded that on August 12, 2010 that the Financial Statements issued for the three month period ended March 31, 2010 included in the 8K/A filed with the Securities and Exchange Commission on May 13, 2010 should no longer be relied upon;
The changes to the March 31,2010 financial information were relatively easy to correct and we able to do it within the time required to report this in Form 8K.  We have included the corrected financial statements in this filing.
The Company’s officers have conferred with its independent registered accountant on the matters disclosed in this filing pursuant to Item 4.02(a).
However, the independent registered accountants’ are not associated with the interim financial information for the period ended March 31, 2010 contained in the Form 8K as they did not review or audit it because it was being provided in a Form 8-K, not a 10-Q as per guidance provided by the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements:
Filed herewith are the following financial statements of KaChing KaChing, Inc. financial statements for the three month period ended March 31, 2010 and for the period from September 17, 2009 (inception) to March 31, 2010.

2

KaChing KaChing, Inc.

Financial Statements
For the three month period ended March 31, 2010 & March 31, 2009
 and
the inception period (September 17, 2009) through March 31, 2010

KaChing KaChing, Inc.
(A Development Stage Company)
March 31, 2010
BALANCE SHEET

	Unaudited March 31, 2010	Unaudited December 31, 2009
ASSETS	(as restated)
Current assets :

Other current assets	$9,566	25,356
Total current assets	$9,566	$25,356

Total Property, Plant & Equipment, net	179,193	$173,630

Other assets	19,275	$11,136

Total assets	$208,034	210,122

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Checks issued in excess of available cash	$3,196	$8,476
Accounts Payable	113,134	75,134
Other current liabilities	257, 005	207,049
Accrued payroll	168,397	-
Total current liabilities	$541,732	$290,659

Stockholders’ Deficit :
Common stock, $0.001 par value, 75,000,000 shares authorized as of March 31, 2010 and 10,000,000 outstanding.	$10,000	$10,000
Additional paid in capital - as restated	350,580	90,775
Accumulated deficit - as restated	(694,278)	(181,312)
Total stockholders' deficit - as restated	$(333,698)	(80,537)

Total Liabilities and Stockholders' Deficit	$208,034	210,122

The accompanying notes are an integral part of these financial statements.

KaChing KaChing, Inc.
 (A Development Stage Company)
STATEMENT OF OPERATIONS
For the three month period ended March 31, 2010 and March 31, 2009 &
Inception (September 17, 2009) through March 31, 2010
Unaudited

	For the three month period ended March 31, 2010	For the three month period ended March 31, 2009	Period from inception (September 17, 2009) through March 31, 2010
	(as restated)		(as restated)

Revenues	$177,243	$-	$421,026

Operating expenses
Cost of products sold	115,015	-	224,534
Selling general & administrative-as restated	543,504	-	838,136
Professional fees	17,416	-	40,666
Depreciation and amortization	14,274	-	19,689
Total costs and operating expenses-as restated	$690,209	$-	$1,123,025
Loss from operations before income taxes-as restated	(512,966)	-	(701,999)
Provision for income tax	-	-	-
Net loss-as restated	$ (512,966)	$-	$ (701,999)

Basic and diluted net loss per common share-as restated	$(0. 024)	$-	$(0. 033)
Weighted average shares of capital outstanding - basic	(0. 051)	$-	(0. 070)

The accompanying notes are an integral part of these financial statements.

KaChing KaChing, Inc.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
For the three month period ended March 31, 2010 and March 31, 2009 &
Inception (September 17, 2009) through March 31, 2010
Unaudited

CASH FLOWS FROM OPERATING ACTIVITIES :	For the three month period ended March 31, 2010		For the three month period ended March 31, 2009	Period from inception (September 17, 2009) through March 31, 2010
		(as restated)		(as restated)
Net loss-as restated	$	(512,966)	$-	(701,999)

Adjustments to reconcile net (loss) to net cash provided by (used for) operating activities :

Depreciation, and amortization		14,274	-	19,689
Stock & stock options issued for professional fees-as restated		259,805	-	259,805

Changes in components of working capital :
(Increase) decrease in other current assets		7,651	-	(17,705)
Increase in other assets		-	-	(11,136)
Increase in accounts payable		38,627	-	113,761
Increase in other current liabilities		218,353	-	237,917
Net cash provided (used) by operating activities		$25,744	$-	(91,947)

CASH FLOWS FROM INVESTING ACTIVITIES:
Checks issued in excess of available cash		$(5,280)	-	$3,196
Capital Expenditures		(19,838)	-	(111,708)
Expense paid on behalf of Affiliate - net		(626)	-	186,859
Donated capital		-	-	13,600
Net cash provided (used) by investing activities:		$(25,744)	$-	$91,947

NET INCREASE IN CASH AND CASH EQUIVALENTS		$-	$-	$-
Cash and cash equivalents, beginning of period		-	-	-
Cash and cash equivalents, end of period		-	-	-
Interest paid		$-	$-	$-
Taxes paid		$-	$-	$-

The accompanying notes are an integral part of these financial

KaChing KaChing, Inc.
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS’ DEFICIT
For the three month period ended March 31, 2010 &
inception (September 17, 2009) through March 31, 2010
Unaudited

	Common Stock		Preferred Stock
	Shares	Par Value	Shares	Par Value	Additional Paid in Capital	Accumulated Deficit	Stockholders Equity
					(as restated)	(as restated)	(as restated)
Balance, September 17, 2009 (inception)	-	-	-	-	-	-	-
Net Loss						(6,124)	(6,124)
Balance, September 30, 2009	-	-	-	-	-	(6,124)	(6,124)

Shares issued to founders for services valued at $0.001 per share	10,000,000	10,000					10,000

Donated capital (non-cash)					90,775		90,775
Net loss						(175,188)	(175,188)
Balance, December 31, 2009	10,000,000	$10,000	$0	$-	$90,775	$(181,312)	$(80,537)
Warrants issued to founders for services valued at $0.001 per share-as restated					259,805		259,805
Net Loss-as restated						(512,966)	(512,966)
Balance , March 31, 2010	10,000,000	$10,000	$0	$-	$350,580	$ (694,278)	$(333,698)

The accompanying notes are an integral part of these financial statements.

KACHING KACHING, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

1.	Description of Business
● KaChing KaChing, Inc.  (“KaChing or the “Company”) is a Nevada Corporation organized September 17, 2009 and commenced operations at that time. KaChing KaChing, Inc.  recently launched its web site KaChingKaChing.com, KACHING KACHING is an e-commerce solution that provides individual Store Owners with the ability to create, manage and earn money from product sales generated from their individual online web stores. KACHING KACHING leverages social shopping trends by allowing customers to contribute reviews and ratings on each product sold in the store. These reviews are aggregated across KACHING KACHING storefronts.  Store Owners subscribe to a Monthly License and can sell products from their site and earn commissions.

● The Company currently maintains its corporate office in Henderson, Nevada.

2.	Summary of Significant Accounting Policies	● Management is responsible for the fair presentation of the Company’s financial statements, prepared in accordance with U.S. generally accepted accounting principles (GAAP).
Use of Estimates
● The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used in the determination of depreciation and amortization, the valuation for non-cash issuances of common stock, and the website, income taxes and contingencies, among others.

Cash and Cash Equivalents
● The Company classifies as cash and cash equivalents amounts on deposit in the banks and cash temporarily in various instruments with original maturities of three months or less at the time of purchase. The Company’s cash management system is integrated within two separate banking institutions.

Fair Value of Financial Instruments
● Statement of financial accounting standard FASB Topic 820, Disclosures about Fair Value of Financial Instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for assets and liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Development Stage Enterprise
● The Company has been devoting most of its efforts to raising capital and developing a business plan and, consequently, meets the definition of a Development Stage Enterprise, as defined in Statement of Financial Accounting Standards FASB Topic 915 “Accounting and Reporting for Development Stage Enterprises.”   Under FASB Topic 915, certain additional financial information is required to be included in the financial statements for the period from inception of the Company to the current balance sheet date.

Property, Website and Equipment; Depreciation and Amortization
● Property and computer equipment are stated at cost less accumulated depreciation.  Expenditures for maintenance and repairs are charged to income as incurred.  Additions, improvements and major replacements that extend the life of the asset are capitalized. The initial cost of the website has been capitalized. Once the site is considered operating, future costs to maintain the site will be expensed as incurred.   The cost and accumulated depreciation and amortization related to assets sold or retired are removed from the accounts and any gain or loss is credited or charged to income in the period of disposal.

● The Company accounts for web site costs in accordance with FASB Topic 350 “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use and FASB Topic 350 “Accounting for Web Site Development Costs”.  As a result, costs associated with the web site application and infrastructure development stage are capitalized.  Amortization of costs commenced once the web site was ready for its intended use.

● For financial reporting purposes, depreciation and amortization is provided on the straight-line method over the estimated useful lives of depreciable assets.  Financial reporting provisions for depreciation and amortization are generally based on the following annual rates and estimated useful lives:

Type of Asset	Rates	Years

Computer and equipment	20% - 50%	2 – 5 years
Website Development Costs	20%	5 years
Leasehold improvements (or life of lease where applicable)	20% - 50%	2 – 5 years

Income Taxes
● The Company has not generated any taxable income, and, therefore, no provision for income taxes has been provided.

● Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with FASB Topic 740, "Accounting for Income Taxes", which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carry-forwards when realization is more likely than not.

● A valuation allowance has been recorded to fully offset the deferred tax asset even though the Company believes it is more likely than not that the assets will be utilized.

● The Company’s effective tax rate differs from the statutory rates associated with taxing jurisdictions because of permanent and temporary timing differences as well as a valuation allowance.

Revenue Recognition
● The Company generates its revenue from Store Licenses sold on its internet website. This allows members to access and present on their individual website the proprietary database I- supply that is presently stocked with close to two million name brand products. These items range from books, digital cameras, kitchen and bath items and office supplies. This retail storefront environment offers easy to use, fully customizable E-commerce services, and revenue solutions for any third party website large or small, and hosts local ads, providing extensive reach for our proprietary advertising partner network platform.

● All sources of revenue will be recorded pursuant to FASB Topic 605 Revenue Recognition, when persuasive evidence of arrangement exists, delivery of services has occurred, the fee is fixed or determinable and collectability is reasonably assured.

Stock Based Compensation	● The Company accounts for stock based compensation in accordance with FASB Topic 718, “Share Based Payment”.

Concentration of Credit Risk
● Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions.  At various times during the year, the Company may exceed the federally insured limits.  To mitigate this risk, the Company places its cash deposits only with high credit quality institutions.  Management believes the risk of loss is minimal.  At December 31, 2009 the Company did not have any uninsured cash deposits.

Impairment of Long-lived Assets
● The Company accounts for long-lived assets in accordance with the provisions of FASB Topic 360, Accounting for the Impairment of Long-Lived Assets. This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Fair values are determined based on quoted market value, discounted cash flows or internal and external appraisals, as applicable. During 2010, the Company did not recognize an impairment charge.

Employee Benefits	● The Company currently plans to offers employees vacation benefits and a healthcare plan. There are 25 employees at March 31, 2010.

Recent Accounting Pronouncements
● On September 1, 2009, the Company adopted FASB Topic 820, Fair Value Measurements (“SFAS 157”), for financial assets and financial liabilities. SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements.

● In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-18 (ASU 2010-18), Receivables (Topic 310): Effect of a Loan Modification When the Loan is Part of a Pool That Is Accounted for as a Single Asset-a consensus of the FASB Emerging Task Force.  The amendments in this Update are effective for modifications of loans accounted for within pools under Subtopic 310-30 occurring in the first interim or annual period ending on or after July 15, 2010.  The amendments are to be applied prospectively. Early application is permitted.  The Company does not expect the provisions of ASU 2010-18 to have a material effect on the financial position, results of operations or cash flows of the Company.

● In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-17 (ASU 2010-17), Revenue Recognition-Milestone Method (Topic 605): Milestone Method of Revenue Recognition.  The amendments in this Update are effective on a prospective basis for milestones achieved in fiscal years, and interim periods within those years, beginning on or after June 15, 2010. Early adoption is permitted.  If a vendor elects early adoption and the period of adoption is not the beginning of the entity’s fiscal year, the entity should apply the amendments retrospectively from the beginning of the year of adoption.  The Company does not expect the provisions of ASU 2010-17 to have a material effect on the financial position, results of operations or cash flows of the Company.

● In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-13 (ASU 2010-13), Compensation-Stock Compensation (Topic 718): Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades - a consensus of the FASB Emerging Issues Task Force.  The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010.  Earlier application is permitted.  The Company does not expect the provisions of ASU 2010-13 to have a material effect on the financial position, results of operations or cash flows of the Company.

● In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-12 (ASU 2010-12), Income Taxes (Topic 740): Accounting for Certain Tax Effects of the 2010 Health Care Reform Acts.  After consultation with the FASB, the SEC stated that it “would not object to a registrant incorporating the effects of the Health Care and Education Reconciliation Act of 2010 when accounting for the Patient Protection and Affordable Care Act”. The Company does not expect the provisions of ASU 2010-12 to have a material effect on the financial position, results of operations or cash flows of the Company.

● In March 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-11 (ASU 2010-11), Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives.  The amendments in this Update are effective for each reporting entity at the beginning of its first fiscal quarter beginning after June 15, 2010.  Early adoption is permitted at the beginning of each entity’s first fiscal quarter beginning after issuance of this Update.  The Company does not expect the provisions of ASU 2010-11 to have a material effect on the financial position, results of operations or cash flows of the Company.

● In February 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-10 (ASU 2010-10), Consolidation (Topic 810): Amendments for Certain Investment Funds.  The amendments in this Update are effective as of the beginning of a reporting entity’s first annual period that begins after November 15, 2009 and for Interim periods within that first reporting period. Early application is not permitted.  The Company does not expect the provisions of ASU 2010-10 to have a material effect on the financial position, results of operations or cash flows of the Company.

● In February 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-09 (ASU 2010-09), Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements.  This amendment addresses both the interaction of the requirements of this Topic with the SEC’s reporting requirements and the intended breadth of the reissuance disclosure provision related to subsequent events (paragraph 855-10-50-4).  All of the amendments in this Update are effective upon issuance of the final Update, except for the use of the issued date for conduit debt obligors. That amendment is effective for interim or annual periods ending after June 15, 2010.  The Company does not expect the provisions of ASU 2010-09 to have a material effect on the financial position, results of operations or cash flows of the Company.

● In February 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-08 (ASU 2010-08), Technical Corrections to Various Topics.  This amendment eliminated inconsistencies and outdated provisions and provided the needed clarifications to various topics within Topic 815.  The amendments are effective for the first reporting period (including interim periods) beginning after issuance (February 2, 2010), except for certain amendments.  The amendments to the guidance on accounting for income taxes in a reorganization (Subtopic 852-740) should be applied to reorganizations for which the date of the reorganization is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008.  For those reorganizations reflected in interim financial statements issued before the amendments in this Update are effective, retrospective application is required.  The clarifications of the guidance on the embedded derivates and hedging (Subtopic 815-15) are effective for fiscal years beginning after December 15, 2009, and should be applied to existing contracts (hybrid instruments) containing embedded derivative features at the date of adoption.  The Company does not expect the provisions of ASU 2010-08 to have a material effect on the financial position, results of operations or cash flows of the Company.

● In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-06 (ASU 2010-06), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements.  This amendment to Topic 820 has improved disclosures about fair value measurements on the basis of input received from the users of financial statements.  This is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements.  Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Early adoption is permitted.  The Company does not expect the provisions of ASU 2010-06 to have a material effect on the financial position, results of operations or cash flows of the Company.

● In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-05 (ASU 2010-05), Compensation – Stock Compensation (Topic 718).  This standard codifies EITF Topic D-110 Escrowed Share Arrangements and the Presumption of Compensation.

● In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-04 (ASU 2010-04), Accounting for Various Topics—Technical Corrections to SEC Paragraphs.

● In January 2010, the FASB issued Accounting Standards Update 2010-02, Consolidation (Topic 810): Accounting and Reporting for Decreases in Ownership of a Subsidiary.  This amendment to Topic 810 clarifies, but does not change, the scope of current US GAAP.  It clarifies the decrease in ownership provisions of Subtopic 810-10 and removes the potential conflict between guidance in that Subtopic and asset derecognition and gain or loss recognition guidance that may exist in other US GAAP.  An entity will be required to follow the amended guidance beginning in the period that it first adopts FAS 160 (now included in Subtopic 810-10).  For those entities that have already adopted FAS 160, the amendments are effective at the beginning of the first interim or annual reporting period ending on or after December 15, 2009. The amendments should be applied retrospectively to the first period that an entity adopted FAS 160.  The Company does not expect the provisions of ASU 2010-02 to have a material effect on the financial position, results of operations or cash flows of the Company.

● In January 2010, the FASB issued Accounting Standards Update 2010-01, Equity (Topic 505): Accounting for Distributions to Shareholders with Components of Stock and Cash (A Consensus    of the FASB Emerging Issues Task Force).  This amendment to Topic 505 clarifies the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a limit    on the amount of cash that will be distributed is not a stock dividend for purposes of applying Topics 505 and 260. Effective for interim and annual periods ending on or after December 15, 2009,    and would be applied on a retrospective basis.  The Company does not expect the provisions of ASU 2010-01 to have a material effect on the financial position, results of operations or cash flows of the Company.

3.	Going Concern
● The Company's financial statements are prepared using generally accepted accounting principles, which contemplate the realization of assets and liquidation of liabilities in the normal course of business.  Because the business is new and has no history and relatively few sales, no certainty of continuation can be stated.

● Management is taking steps to raise additional funds to address its operating and financial cash requirements to continue operations in the next twelve months. Management has devoted a significant amount of time in the raising of capital from additional debt and equity financing. However, the Company’s ability to continue as a going concern is dependent upon raising additional funds through debt and equity financing and generating revenue. There are no assurances the Company will receive the necessary funding or generate revenue necessary to fund operations.

4.	Property, Web Site And Computer Equipment	● Property and equipment at March 31, 2010 and December 31, 2009 consisted of the following:

	2010	2009
Office and computer equipment	$87,175	$87,175
Web site and software	111.707	91,870
Total property, Web site and computer equipment	198,882	179,045
Less: accumulated depreciation and amortization	(19,689)	(5,415)
	$179,193	$173,630

Depreciation and amortization expense totaled $14,274 and $19,689 for the three month period end March 31, 2010 and from inception (September 17, 2009) period ending March 31, 2010

5.	Other Assets	● Other current assets consist of the following at March 31, 2010 and December 31, 2009.

	2010	2009
Credit Card receipts in transit	$9,566	$19,743
Employee Advances	-	5,613

TOTAL	$9,566	$25,356

● Other assets consist of the following at March 31, 2010 and December 31, 2009

	2010	2009
Credit Card processor retention	$19,275	$11,136

TOTAL	$19,275	$11,136

6.	Other Current Liabilities	● Other current liabilities consist of the following at March 31, 2010 and December 31, 2009.

	2010	2009
Licenses fees – Beyond Commerce, Inc.	$19,817	$12,292
Accrued commissions	25,329	7,272
Short term advance on purchase of stock *	25,000	-
Expenses paid on behalf of the Company – BeyondCommerce, Inc.	186,859	187,485
TOTAL	$257,005	$207,049

*In February 2010, the Company received $25,000 from an accredited investor as a short-term advance in a bridge transaction, subject to consummation of the merger between Duke Mining and Kaching (see Note 13).  The advance, upon successful completion of the merger, would be converted into 166,667 shares of Kaching Delaware common stock.

7.	Capital Stock Activity
● In 2009 the Board of Directors amended The Company’s Articles of Incorporation to allow for the issuance of two (2) classes of stock designated as Preferred Stock and Common Stock.

● On December 31, 2009 the Company had 10,000,000 outstanding shares of stock. During the three months ended December 31, 2009, the Company issued to Beyond Commerce, Inc, 10,000,000 shares of its $0.001 par value common stock for contributed tangible property valued at $0.001 per share. Prior to the merger with Duke Mining Company, Inc,, Beyond Commerce, Inc. transferred 4,900,000 shares to Linlithgow Holdings LLC, for technical services rendered.

● The Company’s Articles of Incorporation authorizes the issuance of 75,000,000 shares of common stock, $0.001 par value per share.

Dividends
● The Company has never issued dividends.

Warrants
● On February 19, 2010, the Company issued 10,438,280 warrants to purchase the Company Common stock at $0.001 per share to fifty-four individuals and or entities. Because we set the exercise price of the warrants at our common stock’s par value, we valued those warrants as if we had issued common stock.  We calculated the fair value of our common stock at $0.0259 per share as of the February 2010 issuance.   At the time of issuance of the warrants, KaChing Nevada was a wholly owned subsidiary of Beyond Commerce, Inc. and had no publicly traded stock of its own in which to readily determine the stocks fair value.  We thus estimated the fair value of KaChing Nevada common stock based off of the enterprise value of Beyond Commerce, Inc., whose common stock was then publicly traded.

 Options
● The Company has never issued options.

8.	Advances by Affiliates
● The Company reduced its expenses paid on their behalf of Beyond Commerce, Inc. a related party by $626 during the quarter. The Company has a balance of  $186,859 that it has incurred since inception (September 17, 2009) through March 31, 2010. These expenses paid on behalf of Beyond Commerce, Inc. supplemented its working capital and is included in current liabilities.

9.	Commitments and Contingencies
● The Company subleases certain office space, under operating leases which generally require the Company to pay taxes, insurance and maintenance expenses related to the leased property.  The leases for office space have lease extension renewal options for an added two to three years at fair market rent values. The Company believes that in the normal course of business, leases will be renewed or replaced by other leases.  The Company incurred rental expense for the three month period ended March 31, 2010 and the period inception (September 17, 2009) through December 31, 2009 of $12,175 and $24,578 respectively. The Company entered into a sublease in October of 2009 with Beyond Commerce, Inc. a related party.

● In April 26, 2010, the Company entered into a one year lease for approximately 4,000 square feet in Henderson, Nevada which houses its corporate office. The monthly rental for this lease is approximately $6,500.

10.	Significant Customers and Suppliers
● The Company derives a significant portion of its revenue from e-commerce based suppliers. This is a very competitive market with many suppliers for the products the Company offers. The Company believes that it can replace any one product line with another supplier without any disruptions in activity.

11.	Segment Reporting
● The Company considers itself to be operating in one business segment, the internet sales, e-commerce business. This activity will represent essentially all of the significant revenue generated by the Company.

12.	Related Parties
● Mr. Rhett J. McNulty, the son of Robert J. McNulty Chairman of KaChing KaChing, Inc., is the managing partner of Linlithgow Holdings, LLC.   Linlithgow Holdings, LLC prior to the Merger owned 49% of  KaChing and is a family trust of the McNulty family.  Mr. McNulty, our Chief Executive Officer has no voting control over the holdings of  Linlithgow Holdings and disclaims beneficial ownership of the shares owned by Linlithgow Holdings.

● Beyond Commerce, Inc. prior to the Merger owned approximately 51% of KaChing, Mr McNulty, Mr Noffke and Mr White are currently officers of Beyond Commerce, Inc., and Mr Williams is also a director in Beyond Commerce, Inc.

13.	Subsequent Events
● On April 22, 2010, Duke Mining Company, Inc., a Delaware corporation (“Duke Delaware”), entered into an Agreement and Plan of Merger (the “Reorganization Agreement”), with KaChing KaChing, Inc., a Nevada corporation  (“KaChing Nevada”), which provided that KaChing Nevada would merge with and into Duke Delaware (the “Merger”), with Duke Delaware being the surviving corporation and changing its name to “Kaching Kaching, Inc.” (“KaChing,” “we” or the “Company”).  The Merger was effective on April 22, 2010, when a certificate of merger was filed in the State of Delaware and an articles of merger was filed in the State of Nevada. In connection with the Merger, each share of KaChing Nevada’s common stock issued and outstanding immediately prior to the closing of the Merger was converted into the right to receive 2.0794314 shares of Duke Delaware’s common stock (the “Exchange Ratio”), and each warrant to purchase KaChing Nevada’s common stock was converted on the same basis into a warrant to purchase KaChing’s common stock. An aggregate of 20,794,314 shares of Duke Delaware’s common stock were issued to the holders of KaChing’s common stock in connection with the Merger and an aggregate of 21,705,686 shares of Duke Delaware’s common stock were reserved for issuance under KaChing Nevada’s outstanding warrants. Immediately following consummation of the Merger, the holders of the former KaChing Nevada warrants exercised such warrants in full and were issued an aggregate of 21,705,686 shares of common stock of Duke Delaware. for contribution of services rendered  to the Company (the “Warrant Exercise”).

● Prior to the merger with Duke Mining Company, Inc., Beyond Commerce, Inc. transferred 4,900,000 shares of the 10,000,000 shares it owned to Linlithgow Holdings LLC, for technical services rendered.

● Following the effectiveness of the Merger, we entered into a Securities Purchase Agreement with certain purchasers thereunder pursuant to which we sold an aggregate of $1,255,875 of Convertible Promissory Notes (the “Notes”) and five-year warrants to purchase an aggregate of 3,333,333 shares of common stock at an initial exercise price of $0.30 per share (the “Investor Warrants”) in exchange for aggregate cash proceeds of $1,000,000 and the agreement of certain creditors of Duke Delaware agreeing to convert prior obligations of Duke Delaware into Notes (the “Private Placement”).

14.	Net Loss per Share of Common Stock
● The Company has adopted FASB Topic 260, "Earnings per Share," which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying financial statements, basic loss per share of common stock is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the year.  Basic net loss per common share is based upon the weighted average number of common shares outstanding during the period. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. However, shares associated with convertible debt, stock options and stock warrants are not included because the inclusion would be anti-dilutive (i.e. reduce the net loss per common share).  There were no anti-dilutive instruments.

● The total number of such stock option warrant shares and potential shares to be issued upon exercise of warrants of is excluded from the diluted net loss per common share presentation was 10,438,280 at March 31, 2010.

● The above amounts are not included in the computation of diluted earnings per share because the effect of these instruments would be anti-dilutive (i.e., reduce the loss per share) for the three month period end March 31, 2010 and from inception (September 17, 2009) period ending March 31, 2010.

● The following is a reconciliation of the numerator and denominator of the basic and diluted earnings per share computations for the three month period end March 31, 2010 and from inception (September 17, 2009) period ending March 31, 2010.

	For the three month period ended March 31, 2010		Period from inception (September 17, 2009) through March 31, 2010
		(as restated)		(as restated)
Numerator - basic and diluted loss per share net loss	$	(512,966)	$	(701,999)
		-		-
Net loss available to common stockholders	$	(512,966)	$	(701,999)

Denominator – basic and diluted loss per share – weighted average common shares outstanding		10,000,000		10,000,000
Basic and diluted earnings per share		$(0. 051)		$(0. 070)

15.	Correction of an Error
● On February 19, 2010, the Company issued 10,438,280 warrants to purchase the Company Common Stock at $0.001 per share to fifty-four individuals and/or entities.
● At the time of issuance of the warrants, the Company was a wholly owned subsidiary of Beyond Commerce, Inc. and had no publicly traded stock of its own in which to readily determine the stocks fair value.  We had originally used par value to determine the value of the warrants issued.
● We have subsequently determined that we should have used fair value to determine the value of the warrants issued.  In accordance with guidance derived from the AICPA Audit and Accounting Practice Series “Valuation of Privately-Held-Company Equity Securities Issued As Compensation” we decided to use the enterprise value market approach.  Because we set the exercise price of the warrants at our common stock’s par value, we valued those warrants as if we had issued common stock.  We calculated the fair value of our common stock at $0.0259 per share as of the February 2010 issuance date by deriving it from enterprise value of our then parent company – Beyond Commerce, Inc.. whose common stock was publicly traded.
● Consequently, we should have recorded an additional $252,084 of compensation expense in the quarter ended March 31, 2010 and we have recorded same in these restated financial statements.

16.	SUPPLEMENTAL DISCLOSURES OF CASH FLOWS (not described elsewhere)
● The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95. The Company did not make any payments for interest or income tax for the three month period end March 31, 2010 and from inception (September 17, 2009) period ending March 31, 2010.

During the three month period end March 31, 2010 and from inception (September 17, 2009) period ending March 31, 2010., approximately $ 259,805 of expense was recorded which was paid for by issuing warrants.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following information should be read in conjunction with our consolidated financial statements and notes thereto appearing elsewhere in these financial statements.

KaChing KaChing commenced operations in September 2009. The Company currently maintains its corporate office in Henderson, Nevada ..

KACHING KACHING is an e-commerce solution that provides individual Store Owners with the ability to create, manage and earn money from product sales generated from their individual online web stores. KACHING KACHING leverages today’s social shopping trends by allowing customers to contribute reviews and ratings on each product sold in the store. These reviews are aggregated across KACHING KACHING storefronts.  Store Owners subscribe to a Monthly License and can sell products from their site and earn commissions. The goal of this company is to generate revenues primarily from website advertising and E-commerce transactions.

Results of Operations — Revenues

Our goal is to generate revenues from the sale of  license fees and various products to our website users and members. During the inception period through year to date and the three months ended December 31, 2009, the company had revenue from sales of $177,243 and $421,026 for the three month period end March 31, 2010 and from inception (September 17, 2009) period ending March 31, 2010, respectively.

Cost of Goods Sold
The company pays commissions to various sales representatives for sales generated.  During the three month period end March 31, 2010 and from inception (September 17, 2009) period ending March 31, 2010 the Company incurred $115,016 and 224,534 of commission expense, respectively.

Operating Expenses

Selling, general and administrative expenses (SG&A), for the three month period end March 31, 2010 and from inception (September 17, 2009) period ending March 31, 2010 was $543,504 and $838,136 respectively.  Our SG&A expenses are expected to increase during the fiscal year ending December 31, 2010 as we increase our operations, increase advertising, and hire employees. Nevertheless, one of the main components included in the SG & A line item is $252,084 of compensation expense recorded in the quarter ended March 31, 2010, that is attributable to the fair value of the warrants issued to selected employees/consultants for services rendered to the Company. This is detailed further in Note 15 of the financial statements. Professional fees for the three month period end March 31, 2010 and from inception (September 17, 2009) period ending March 31, 2010 were $17,416 and $40,666, respectively. Professional expenses were for IT consulting and legal and accounting services.

Depreciation and amortization expense totaled $14,274 and $19,689 for the three month period end March 31, 2010 and from inception (September 17, 2009) period ending March 31, 2010.

Liquidity and Capital Resources

Cash and cash equivalents at December 31, 2009 was a negative balance of $3,196.

As shown in the accompanying consolidated financial statements, we incurred a loss of $ 512,966 for three month period ended March 31, 2010 and a net loss of $ 701,999 from inception (September 17, 2009) period ending March 31, 2010.  Our current liabilities exceeded current assets by $333,698 at December 31, 2009 and net cash flow provided from operating activities for the three month period ended March 31, 2010 was $25,744 and form the inception (September 17, 2009) period ending March 31, 2010,  the Company had net cash flow used in operations of  $91,947. These factors, and our ability to meet our obligations from current operations, present the need to raise additional capital to accomplish our objectives.

We currently do not have sufficient funds on hand to fund our anticipated on-going operating expenses. We do not have any bank credit lines. Accordingly, we will have to obtain additional funding in the near future in order to continue our operations. Although the amount of revenues that we are now generating from our operations is increasing on a monthly basis, we do not anticipate that we will generate sufficient cash from operations to fund our working capital needs until the second half of 2010, at the earliest. Accordingly to fund operations for the next twelve months, we intend to continue to seek additional financing from various sources, including from the sale of convertible debt or equity securities. We have not yet identified, and cannot be sure that we will be able to obtain any additional funding from either of these sources, or that the terms under which we may be able to obtain such funding will be beneficial to us. In addition the Company is maximizing the margins in each product line and expanding the capabilities of the technologies of  this division along with identifying some strategic partners to assist in the distribution channels through product and operating lines of credit. If we do not obtain sufficient additional funds in the near future, we will have to suspend some of our operations, scale down our current and proposed future operations or, if those actions are not sufficient, terminate our operations.

Operating Activities

Net cash flow provided from operating activities for the three month period ended March 31, 2010 was $25,744 and form the inception (September 17, 2009) period ending March 31, 2010, the Company had net cash flow used in operations of  $91,947. This was mainly attributable from the growth in the operation as we establish business and operations

Investing Activities

The company invested in fixed assets during the year ended and three month period ended March 31, 2010 of $19,838, and  $111,708 from the inception (September 17, 2009) period ending March 31, 2010 of which $87,175 was from Beyond Commerce, Inc. contributing office and computer equipment during the year and three month period ended December 31, 2009.  The company also received a cash investment of $13,600 during the year ended and the three month period ended December 31, 2009.  Checks issued in excess of cash decreased for the three month period end March 31, 2010 by $5,280. During the three months ended March 31, 2010, $626 of expenses were reimbursed to Beyond Commerce, Inc.  For the three months ended December 31, 2009, $184,672 of expenses were paid on the Company’s behalf by Beyond Commerce, Inc and $187,485 for the year ended December 31, 2009.

Other

We do not believe that inflation has had a material impact on our business or operations.

We are not a party to any off-balance sheet arrangements, and we do not engage in trading activities involving non-exchange traded contracts. In addition, we have no financial guarantees, debt or lease agreements or other arrangements that could trigger a requirement for an early payment or that could change the value of our assets

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KaChing KaChing, Inc.
(Registrant)

	By:	/s/ Mark V Noffke
Mark V Noffke
Chief Financial Officer
Date: August 13, 2010

3